Exhibit 10.1

EXECUTION VERSION

EQUITY BACKSTOP COMMITMENT AGREEMENT

AMONG

GARRETT MOTION, INC.,

THE OTHER DEBTORS PARTY HERETO

AND

THE EQUITY BACKSTOP PARTIES PARTY HERETO

Dated as of January 22, 2021

i

TABLE OF CONTENTS (cont’d)

ii

TABLE OF CONTENTS (cont’d)

ANNEXES

Annex A	Commitment Schedule

iii

EQUITY BACKSTOP COMMITMENT AGREEMENT

THIS EQUITY BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of January 22, 2021, is made by and among Garrett Motion Inc. ((including as debtor in possession and a reorganized debtor, as applicable) the “Company”) and the other Debtors (as defined below), on the one hand, and each Equity Backstop Party (as defined below), on the other hand. Capitalized terms that are used but not otherwise defined in this Agreement shall have the meanings given to them in Section 1.1 hereof or, if not defined therein, shall have the meanings given to them in the Plan Support Agreement (as defined below) (including the Restructuring Term Sheet (as defined below)), as applicable.

RECITALS

WHEREAS, the Parties are party to a Plan Support Agreement, dated as of January 11, 2021, by and among the Company, the other Debtors, the Equity Backstop Parties, Honeywell International Inc., the Initial Consenting Noteholders (as defined therein) and the other parties thereto (including the terms and conditions set forth in the term sheet attached thereto as Exhibit A (the “Restructuring Term Sheet”) and all other exhibits thereto, as may be amended, supplemented or otherwise modified from time to time, the “Plan Support Agreement”)), which (a) provides for the restructuring of the Debtors’ capital structure and financial obligations pursuant to a plan of reorganization to be filed in the Company’s jointly-administered voluntary cases under the caption In re Garrett Motion Inc., Case No. 20-12212 (MEW) (Bankr. S.D.N.Y. Sept., 20, 2020) (the “Chapter 11 Cases”) that are pending under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), implementing the terms and conditions of the Restructuring Transactions and (b) requires that the Plan be consistent with the Plan Support Agreement;

WHEREAS, pursuant to the Plan and this Agreement, the Company will conduct a rights offering that will provide holders of common stock of the Company with the right to purchase their pro rata share of the Rights Offering Shares (as defined below) for an aggregate purchase price equal to the Rights Offering Amount (as defined below), to be issued on the Effective Date; and

WHEREAS, subject to the terms and conditions contained in this Agreement, each Equity Backstop Party has agreed to purchase (on a several and not a joint basis) its Equity Backstop Percentage of the Unsubscribed Shares (as defined below), if any, and the Company has agreed to sell to each of the Equity Backstop Parties its Equity Backstop Percentage of such Unsubscribed Shares, if any.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company, the other Debtors and each of the Equity Backstop Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“Additional Investors” has the meaning set forth in the Plan Support Agreement.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided, that for purposes of this Agreement, no Equity Backstop Party shall be deemed an Affiliate of any of the Company or its Subsidiaries.

“Affiliated Fund” means (a) any investment fund the primary investment advisor to which is an Equity Backstop Party or an Affiliate thereof or (b) one or more special purpose vehicles that are wholly owned by one or more Equity Backstop Parties or any investment fund described in clause (a), created for the purpose of holding the Rights Offering Backstop Commitment, and in each case with respect to which such Equity Backstop Party remains obligated to fund the Rights Offering Backstop Commitment.

“Agreed Dilution” means any equity issued (i) pursuant to the MIP or (ii) on the Effective Date pursuant to the Plan and in accordance with the Plan Support Agreement.

“Agreement” has the meaning set forth in the preamble.

“Antitrust Authorities” means the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the attorneys general of the several states of the United States and any other Governmental Entity, whether domestic or foreign, having jurisdiction pursuant to the Antitrust Laws, and “Antitrust Authority” means any of them.

“Anti-Corruption Law” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the United Kingdom Bribery Act 2010, or any other applicable Law related to bribery or corruption.

“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, and any other Law, whether domestic or foreign, governing agreements in restraint of trade, monopolization, pre-merger notification, the lessening of competition through merger or acquisition or anti-competitive conduct, and any foreign investment Laws.

“Applicable Consent” has the meaning set forth in Section 4.7.

“Applicable Group” has the meaning set forth in Section 4.13(d).

“Available Shares” means the Convertible Series A Preferred Shares that any Equity Backstop Party fails to purchase as a result of an Equity Backstop Party Default by such Equity Backstop Party.

“Backstop Funding Account” has the meaning set forth in Section 2.4(a).

“Backstop Shares” means, with respect to any Equity Backstop Party, the Unsubscribed Shares to be purchased by such Equity Backstop Party pursuant to this Agreement (including any Available Shares to be purchased by such Equity Backstop Party pursuant to Section 2.3).

“Bankruptcy Code” has the meaning set forth in the Recitals.

“Bankruptcy Court” has the meaning set forth in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local, and chambers rules of the Bankruptcy Court.

“BSA” means the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended.

“BSA/PATRIOT Act” means the BSA, as amended by the Patriot Act and its implementing regulations.

“Business” means the Company and its Subsidiaries’ business of researching, developing, designing, engineering, and manufacturing certain automotive products, including turbochargers, electric-boosting and connected vehicle technologies, for sale and distribution to original equipment manufacturers and the aftermarket.

“Business Day” means any day, other than a Saturday, Sunday or legal holiday, as defined in Bankruptcy Rule 9006(a).

“Centerbridge” means Centerbridge Partners, L.P., acting solely in its capacity as an investment adviser on behalf of certain funds and accounts and wholly-owned entities of such funds and accounts.

“Certificates of Designation” means the Series A Certificate of Designation and (if Series B Preferred Stock is issued pursuant to the terms of the Plan) the Series B Certificate of Designation.

“Chapter 11 Cases” has the meaning set forth in the Recitals.

“Closing” has the meaning set forth in Section 2.5(a).

“Closing Date” has the meaning set forth in Section 2.5(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble.

“Company SEC Documents” means all of the reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed with the SEC by the Company.

“Company Organizational Documents” means collectively, the organizational documents of the Company, including any certificate of formation or incorporation, applicable charter, articles of incorporation, limited liability company agreement, bylaws, Certificates of Designation or any similar documents.

“Confidentiality Agreements” means that certain confidentiality agreement, dated November 11, 2020, by and between Centerbridge Partners, L.P. and the Company; that certain confidentiality agreement, dated November 11, 2020, by and between Oaktree Capital Management, L.P. and the Company; that certain confidentiality agreement, dated October 31, 2020, by and between Milbank LLP and the Company; and that certain confidentiality agreement, dated October 2, 2020, by and between Jones Day and the Company.

“Confirmation Order” means the Order of the Bankruptcy Court that is not stayed confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

“Convertible Series A Preferred Shares” means shares of Convertible Series A Preferred Stock of the Company, the terms and conditions of which will be set forth in the Series A Certificate of Designation.

“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Plan.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or agency or otherwise. “Controlled” has a correlative meaning.

“COVID-19 Measures” means any quarantine, shelter in place, stay at home, workforce reduction, social distancing, shut down, closure, sequester or similar restrictions imposed by any Law in connection with or in response to COVID-19.

“Debtors” means, collectively: Garrett Motion Inc., BRH LLC, Calvari Limited, Friction Materials LLC, Garrett ASASCO Inc., Garrett Borrowing LLC, Garrett Holding Company Sàrl, Garrett LX I S.à r.l., Garrett LX II S.à r.l., Garrett LX III S.à r.l., Garrett Motion Australia Pty Limited, Garrett Motion Automotive Research Mexico S. de R.L. de C.V., Garrett Motion Holdings Inc., Garrett Motion Holdings II Inc., Garrett Motion International Services S.R.L., Garrett Motion Ireland A Limited, Garrett Motion Ireland B Limited, Garrett Motion Ireland C Limited, Garrett Motion Ireland Limited, Garrett Motion Italia S.r.l., Garrett Motion Japan Inc., Garrett Motion LLC, Garrett Motion México, Sociedad Anónima de Capital Variable, Garrett Motion Romania S.R.L., Garrett Motion Sàrl, Garrett Motion Slovakia s.r.o., Garrett Motion Switzerland Holdings Sàrl, Garrett Motion UK A Limited, Garrett Motion UK B Limited, Garrett Motion UK C Limited, Garrett Motion UK D Limited, Garrett Motion UK Limited, Garrett Transportation I Inc., Garrett Transportation Systems Ltd, Garrett Transportation Systems UK II Ltd, Garrett TS Ltd and Garrett Turbo Ltd.

“Defaulting Equity Backstop Party” means, in respect of an Equity Backstop Party Default that is continuing, the applicable defaulting Equity Backstop Party.

“Definitive Documents” means the definitive documents and agreements governing the Restructuring Transactions as set forth in the Plan Support Agreement.

“DIP Facility” means any credit agreement for debtor-in-possession financing to which any Debtor is a party.

“Disclosure Statement” has the meaning set forth in the Plan Support Agreement.

“EBA Approval Obligations” means the obligations of the Company and the other Debtors under this Agreement and the EBA Approval Order.

“EBA Approval Order” means the Order of the Bankruptcy Court that is not stayed (under Bankruptcy Rule 6004(h) or otherwise) that (a) authorizes the Company and the other Debtors to enter into and perform under this Agreement and the Plan Support Agreement, including all exhibits and other attachments and (b) provides that the Expense Reimbursement and the indemnification provisions contained herein shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code and shall be payable by the Debtors as provided in this Agreement without further Order of the Bankruptcy Court.

“Effective Date” means the date upon which (a) no stay of the Confirmation Order is in effect, (b) all conditions precedent to the effectiveness of the Plan have been satisfied or are expressly waived in accordance with the terms thereof, as the case may be, and (c) the Restructuring Transactions and the other transactions to occur on the Effective Date pursuant to the Plan become effective or are consummated.

“Eligible Holders” mean the holders of common stock of the Company that are eligible to participate in the Rights Offering pursuant to the Rights Offering Procedures.

“Equity Backstop Amount” means, with respect to any Equity Backstop Party, an amount equal to such Equity Backstop Party’s Equity Backstop Percentage multiplied by the Rights Offering Amount.

“Equity Backstop Party” means each Party listed as such on Annex A to this Agreement.

“Equity Backstop Party Default” means the failure by any Equity Backstop Party to (a) deliver and pay the aggregate Per Share Purchase Price for such Equity Backstop Party’s Equity Backstop Percentage of any Unsubscribed Shares by the Funding Date in accordance with Section 2.4(b) or (b) fully exercise all Subscription Rights that are issued to it pursuant to the Rights Offering and duly purchase all Rights Offering Shares issuable to it pursuant to such exercise, in accordance with this Agreement and the Plan.

“Equity Backstop Party Replacement” has the meaning set forth in Section 2.3(a).

“Equity Backstop Percentage” means, with respect to any Equity Backstop Party, such Equity Backstop Party’s percentage of the Rights Offering Backstop Commitment as set forth opposite such Equity Backstop Party’s name under the column titled “Equity Backstop Percentage” on Annex A to this Agreement, subject to adjustment pursuant to Section 2.3(a). Any reference to “Equity Backstop Percentage” in this Agreement means the Equity Backstop Percentage in effect at the time of the relevant determination.

“ERISA” has the meaning set forth in Section 5.12.

“ERISA Plan” has the meaning set forth in Section 5.13.

“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts or change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Equity Backstop Party Purchaser” has the meaning set forth in Section 2.6(b).

“Exit Credit Facilities” means “Credit Facilities”, as such term is defined in the Restructuring Term Sheet.

“Expense Reimbursement” has the meaning set forth in Section 3.1(a).

“Filing Party” has the meaning set forth in Section 6.4(b).

“Funding Date” has the meaning set forth in Section 2.4(b).

“Funding Notice” has the meaning set forth in Section 2.4(a).

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any non-U.S. or U.S. federal, state or local government or subdivision thereof, or legislative, judicial, executive, administrative or regulatory body or other governmental or quasi-governmental entity with competent jurisdiction, including the Bankruptcy Court.

“Honeywell” means Honeywell International Inc.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

“Indemnified Claim” has the meaning set forth in Section 8.2.

“Indemnified Person” has the meaning set forth in Section 8.1.

“Indemnifying Party” has the meaning set forth in Section 8.1.

“Interim Cap” has the meaning given in Section 11.01 of the Plan Support Agreement.

“IRS” means the United States Internal Revenue Service.

“Joint Filing Party” has the meaning set forth in Section 6.4(c).

“Knowledge of the Company” means the actual knowledge, after reasonable inquiry, of Olivier Rabiller, Peter Bracke, Jerome Maironi, Sean Deason or Jean Philippe Bedu.

“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.

“Legal Proceedings” has the meaning set forth in Section 4.12.

“Legend” has the meaning set forth in Section 6.3(b).

“Lien” means any lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title, lien or judicial lien as defined in sections 101(36) and (37) of the Bankruptcy Code or other restrictions of a similar kind.

“Losses” has the meaning set forth in Section 8.1.

“Material Adverse Effect” means any Event, which individually, or together with all other Events, has had or would reasonably be expected to have a material and adverse effect on (a) the business, assets, liabilities, finances, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company and its Subsidiaries, taken as a whole, to perform their obligations under, or to consummate the transactions contemplated by, the Transaction Agreements, including the Rights Offering, except to the extent such Event results from, arises out of, or is attributable to, the following (either alone or in combination):

(i) any circumstance or development generally affecting global, national or regional political conditions (including hostilities, acts of war, sabotage, terrorism or military actions, or any escalation or material worsening of any such hostilities, acts of war, sabotage, terrorism or military actions existing or underway) or in the general business, market, financial or economic conditions affecting the industries, regions and markets in which the Company and its Subsidiaries operate, including any change in the United States or applicable foreign economies or securities, commodities or financial markets, changes in interest rates or exchange rates, tariffs, quotas or other trade restrictions or barriers, or force majeure events or “acts of God”;

(ii) any changes or modifications or proposed changes or modifications after the date hereof in applicable Law or GAAP, or in the interpretation or enforcement thereof;

(iii) the execution, existence, performance, announcement, pendency or consummation of this Agreement or the other Transaction Agreements or the transactions contemplated hereby or thereby (including any act or omission of the Company or its Subsidiaries expressly required or prohibited, as applicable, by the Plan Support Agreement or this Agreement or consented to by the Requisite Consenting Parties in writing);

(iv) changes in the market price or trading volume of the claims or equity or debt securities of the Company or its Subsidiaries (but not the underlying facts giving rise to such changes unless such facts are otherwise excluded pursuant to the clauses contained in this definition);

(v) the departure of officers or directors of any of the Company or its Subsidiaries not in contravention of the terms and conditions of this Agreement (but not the underlying facts giving rise to such departure unless such facts are otherwise excluded pursuant to the clauses contained in this definition);

(vi) declarations of national emergencies, natural disasters, including any hurricane, flood, tornado, earthquake, tsunami or other weather disaster, or any global health conditions (including any epidemic, pandemic, or other outbreak of illness, including as a result of the COVID-19 virus or other virus or disease and including any changes in Law in response thereto, such as COVID-19 Measures);

(vii) the occurrence of an Equity Backstop Party Default;

(viii) any failure by the Business to meet any internal or public projections or forecasts, estimates or predictions of revenues, earnings or other financial, accounting or reporting results or condition for any period, whether such projections, forecasts, estimates or predictions were made by the Company or any of its Affiliates or by independent third parties (but not the underlying facts giving rise to such failure unless such facts are otherwise excluded pursuant to the clauses contained in this definition);

(ix) any actions taken or failed to be taken by the Company at the Requisite Consenting Parties’ written request;

(x) the commencement, pendency or prosecution of the Chapter 11 Cases pursuant to the Bankruptcy Code, any Order of the Bankruptcy Court (which Order is consistent with this Agreement and the Plan Support Agreement) and any actions approved pursuant thereto (provided that such prosecution is in a manner contemplated by and consistent with the Plan Support Agreement and/or the Plan); or

(xi) the availability or cost of equity, debt or other financing to the Equity Backstop Parties or any of its Affiliates;

provided, that the exceptions set forth in clauses (i), (ii) and (vi) shall not apply to the extent that such Event is disproportionately adverse to the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industries in which the Company and its Subsidiaries operate.

“Milbank” means Milbank LLP.

“MIP” means any new management incentive plan to be adopted by the reorganized Company, the terms of which, including with respect to amount, form, structure, and vesting, shall be determined by the board of directors of the reorganized Company.

“Money Laundering Laws” has the meaning set forth in Section 4.15(a).

“Oaktree” means Oaktree Capital Management, L.P., acting solely in its capacity as an investment adviser on behalf of certain funds and accounts and wholly-owned entities of such funds and accounts.

“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.

“OFAC List” means the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any Executive Order issued by the President of the United States and administered by OFAC.

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.

“Parties” means the Company and each of the Equity Backstop Parties, but excludes, for the avoidance of doubt, the Debtors other than the Company.

“PATRIOT Act” means the USA PATRIOT Act of 2001, as amended.

“Per Share Purchase Price” means $1.00.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.

“Petition Date” means September 20, 2020.

“Plan” means the Debtors’ joint plan of reorganization to be approved by the Confirmation Order and in accordance with the Plan Support Agreement, including the Plan Supplement and all exhibits, supplements, appendices and schedules thereto, as may be amended, supplemented, or modified from time to time in accordance with its terms and with the Plan Support Agreement.

“Plan Solicitation Order” means the Order of the Bankruptcy Court approving the Disclosure Statement and solicitation with respect to the Plan in form and substance consistent with the terms of Plan Support Agreement.

“Plan Supplement” means the documents filed with the Bankruptcy Court as exhibits or supplements to the Plan, including any documents identified by the Plan or Disclosure Statement as such.

“Plan Support Agreement” has the meaning set forth in the Recitals.

“Pre-Closing Period” means the period from the date of this Agreement to the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with its terms.

“Prohibition” means any Law or Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement or the Plan Support Agreement.

“Put Option” has the meaning set forth in Section 2.2(b).

“Registration Rights Agreement” has the meaning set forth in Section 6.5(a).

“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.

“Related Purchaser” means, with respect to any Equity Backstop Party, any creditworthy Affiliate or Affiliated Fund of such Equity Backstop Party (other than any portfolio company of such Equity Backstop Party or its Affiliates).

“Replacing Equity Backstop Parties” has the meaning set forth in Section 2.3(a).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Required Foreign Antitrust Clearances” means approvals or clearances under the Antitrust Laws of Austria and Germany.

“Requisite Consenting Parties” means each of (A) Centerbridge, (B) Oaktree and (C) Equity Backstop Parties constituting the Requisite Additional Investors (as defined in the Plan Support Agreement).

“Restructuring Term Sheet” has the meaning set forth in the Recitals.

“Restructuring Transactions” has the meaning set forth in the Plan Support Agreement.

“Rights Offering” means the rights offering that is backstopped by the Equity Backstop Parties for the Rights Offering Amount in connection with the Restructuring Transactions substantially on the terms set forth in the Plan Support Agreement (as such terms may be amended from time to time in accordance with the Plan Support Agreement), and in accordance with the Plan Solicitation Order, the Rights Offering Procedures and this Agreement, as applicable.

“Rights Offering Amount” means the aggregate purchase price of the Rights Offering Shares, which shall be equal to two hundred million Dollars ($200,000,000) unless amended in accordance with Section 10.7.

“Rights Offering Backstop Commitment” has the meaning set forth in Section 2.2(b).

“Rights Offering Expiration Time” means the time and the date on which the rights offering subscription forms must be duly delivered to the Rights Offering Subscription Agent in accordance with the Rights Offering Procedures, together with the applicable aggregate Per Share Purchase Price, if applicable.

“Rights Offering Participants” means those Eligible Holders who duly subscribe for Rights Offering Shares in accordance with the Rights Offering Procedures.

“Rights Offering Procedures” means the procedures with respect to the Rights Offering that are approved by the Bankruptcy Court pursuant to the Plan Solicitation Order, as they may be amended from time to time in accordance with the Plan Support Agreement.

“Rights Offering Shares” means the Convertible Series A Preferred Shares to be offered to Eligible Holders in the Rights Offering. For the avoidance of doubt, the Rights Offering Shares shall include all Unsubscribed Shares purchased by the Equity Backstop Parties pursuant to this Agreement).

“Rights Offering Subscription Agent” means Kurtzman Carson Consultants.

“Sanctions” has the meaning set forth in Section 4.15(b).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Certificate of Designation” means that certain Series A Certificate of Designation setting forth the terms governing the Convertible Series A Preferred Shares in form and substance reasonably acceptable to the Company and the Requisite Consenting Parties and reflecting, inter alia, the applicable terms set forth in the Restructuring Term Sheet.

“Series B Certificate of Designation” means that certain Series B Certificate of Designation setting forth the terms governing the Series B Preferred Stock (if any), in form and substance reasonably acceptable to the Company and the Requisite Consenting Parties and reflecting, inter alia, the applicable terms set forth in the Restructuring Term Sheet.

“SOX” has the meaning set forth in Section 4.9.

“Spin-Off Date” means October 1, 2018.

“Subscription Rights” means the subscription rights to purchase Rights Offering Shares.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other Subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.

“Sullivan & Cromwell” means Sullivan & Cromwell LLP.

“Taxes” means all taxes, assessments, duties, levies or other mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group, as transferee or successor, by Contract, as withholding agent, or otherwise.

“Transaction Agreements” has the meaning set forth in Section 4.2(a).

“Transfer” means to sell, transfer, assign, pledge, hypothecate, participate, permit the participation in, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales, participations or other transactions in which any Person receives the right to own or acquire any current or future interest in a Subscription Right, a Rights Offering Share or common stock of the Company). “Transfer” used as a noun has a correlative meaning.

“Unsubscribed Shares” means the Rights Offering Shares that have not been duly purchased by Rights Offering Participants (other than Equity Backstop Parties) in the Rights Offering.

“willful or intentional breach” has the meaning set forth in Section 9.5.

Section 1.2    Construction. In this Agreement, unless the context otherwise requires:

(a)    references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b)    references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;

(c)    words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(d)    the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(e)    the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(f)    “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g)    references to “day” or “days” are to calendar days;

(h)    references to “the date hereof” means the date of this Agreement;

(i)    unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and

(j)    references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.

ARTICLE II

BACKSTOP COMMITMENT

Section 2.1    The Rights Offering; Subscription Rights.

(a)    On and subject to the terms and conditions hereof, including entry of the EBA Approval Order by the Bankruptcy Court, the Company shall conduct the Rights Offering pursuant to and in accordance with the Rights Offering Procedures, this Agreement and the Plan Solicitation Order, as applicable.

(b)    If requested by the Requisite Consenting Parties from time to time prior to the Rights Offering Expiration Time (and any permitted extensions thereto), the Company shall notify, or cause the Rights Offering Subscription Agent to notify, within forty eight (48) hours of receipt of such request by the Company, the Equity Backstop Parties of the aggregate number of Subscription Rights known by the Company or the Rights Offering Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request. The Rights Offering will be conducted, and the Rights Offering Shares (other than the Unsubscribed Shares) issued to Rights Offering Participants in reliance upon the exemption from registration provided in Section 1145 of the Bankruptcy Code. The offer and sale of the Unsubscribed Shares purchased by the Equity Backstop Parties pursuant to this Agreement will be conducted in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act, or another available exemption from registration under the Securities Act, as applicable, and the Plan and the Disclosure Statement shall each include a statement to such effect.

(c)    All Convertible Series A Preferred Shares, including any such shares issued to Rights Offering Participants pursuant to the Rights Offering and any Unsubscribed Shares issued to Equity Backstop Parties pursuant to this Agreement, will be issued subject to Agreed Dilution.

Section 2.2    The Commitments.

(a)    On and subject to the terms and conditions hereof, including entry of the EBA Approval Order, each Equity Backstop Party agrees, severally (in accordance with its Equity Backstop Percentage) and not jointly, to exercise (or cause any of its Related Purchasers to exercise) all Subscription Rights that are issued to it (or such Related Purchaser) pursuant to the Rights Offering, and duly purchase all Rights Offering Shares issuable to it pursuant to such exercise, in accordance with the Rights Offering Procedures and the Plan; provided that any Defaulting Equity Backstop Party shall be liable to each Equity Backstop Party that is not a Defaulting Equity Backstop Party as a result of any breach of its obligations hereunder; provided further that no Equity Backstop Party shall be liable for the failure to exercise any of its Subscription Rights to the extent it is a result of a breach by the Company of the Rights Offering Procedures.

(b)    On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Equity Backstop Party hereby grants to the Company an option (collectively, the “Put Option”) to require such Equity Backstop Party to purchase (or cause any of its Related Purchasers to purchase) on a pro rata basis (in accordance with its Equity Backstop Percentage) Unsubscribed Shares on the Closing Date subject to the terms and conditions of this Agreement. Upon the exercise of the Put Option (which, for the avoidance of doubt, may only be exercised by the Company with respect to all Equity Backstop Parties), each Equity Backstop Party agrees, severally and not jointly (in accordance with its Equity Backstop Percentage), to purchase (or cause any of its Related Purchasers to purchase), and the Company agrees to sell to such Equity Backstop Party (or Related Purchaser), on the Closing Date, for the applicable aggregate Per Share Purchase Price, the number of Unsubscribed Shares equal to (x) such Equity Backstop Party’s Equity Backstop Percentage multiplied by (y) the aggregate number of Unsubscribed Shares, rounded among the Equity Backstop Parties solely to avoid fractional shares as the Requisite Consenting Parties may determine in their sole discretion (provided that in no event shall such rounding reduce the aggregate commitment of such Equity Backstop Parties). The obligations of the Equity Backstop Parties to purchase such Unsubscribed Shares as described in this Section 2.2(b) shall be referred to as the “Rights Offering Backstop Commitment.” The Company shall exercise the Put Option by delivery to each Equity Backstop Party of a written put election notice.

Section 2.3    Equity Backstop Party Default; Replacement of Defaulting Equity Backstop Parties.

(a)    Upon the occurrence of an Equity Backstop Party Default, the Equity Backstop Parties and their respective Related Purchasers (other than any Defaulting Equity Backstop Party) shall have the obligation, within ten (10) Business Days after receipt of written notice from the Company to all Equity Backstop Parties of such Equity Backstop Party Default, which notice shall be given promptly following the occurrence of such Equity Backstop Party Default and to all Equity Backstop Parties substantially concurrently, to make arrangements for one or more of the Equity Backstop Parties and their respective Related Purchasers (other than the Defaulting Equity Backstop Party) to purchase the Available Shares (such purchase, an “Equity Backstop Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts as may be agreed upon among the Equity Backstop Parties electing to purchase Available Shares, or, if no such agreement is reached, based upon the relative applicable Equity Backstop Percentages of any such Equity Backstop Parties (other than any Defaulting Equity Backstop Party) (such Equity Backstop Parties, the “Replacing Equity Backstop Parties”); provided, that, each Equity Backstop Party (and/or its applicable Related Purchasers) shall have the right to purchase such Equity Backstop Party’s pro rata share of the Available Shares, based upon the relative applicable Equity Backstop Percentages of the Equity Backstop Parties; provided, further, that notwithstanding the foregoing, no non-Defaulting Equity Backstop Party shall be obligated to purchase a total number of Unsubscribed Shares greater than such Equity Backstop Party’s Equity Backstop Percentage (without giving effect to any commitment to purchase any Available Shares pursuant to this Section 2.3(a)) multiplied by the total aggregate number of Rights Offering Shares. Any Available Shares purchased by a Replacing Equity Backstop Party (and any commitment and applicable aggregate Per Share Purchase Price associated therewith) shall be included, among other things, in the determination of (x) the Unsubscribed Shares of such Replacing Equity Backstop Party for all purposes hereunder, (y) the Equity Backstop Percentage of such Replacing Equity Backstop Party for purposes of Section 2.3(c), Section 2.4(a) and Section 2.4(b) and (z) the Rights Offering Backstop Commitment of such Replacing Equity Backstop Party for purposes of the definition of “Requisite Consenting Parties.”

(b)    Notwithstanding anything in this Agreement to the contrary, if an Equity Backstop Party is a Defaulting Equity Backstop Party, it shall not be entitled to any of the expense reimbursement applicable to such Defaulting Equity Backstop Party (including the Expense Reimbursement) or indemnification provided, or to be provided, under or in connection with this Agreement.

(c)    Nothing in this Agreement shall be deemed to require an Equity Backstop Party to purchase more than its Equity Backstop Percentage of the Unsubscribed Shares.

(d)    For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 9.4, no provision of this Agreement shall limit the availability of money damages or the remedies set forth in Section 10.9 in connection with any such Defaulting Equity Backstop Party’s Equity Backstop Party Default. Notwithstanding anything in this Agreement to the contrary, none of the Rights Offering Backstop Commitments of the Equity Backstop Parties shall be reduced for any reason.

Section 2.4    Funding.

(a)    Funding Notice. No later than the fifth (5th) Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall, on behalf of the Company, deliver to each Equity Backstop Party a written notice (the “Funding Notice”) setting forth (i) the number of Rights Offering Shares elected to be purchased by the Rights Offering Participants, and the aggregate Per Share Purchase Price therefor; (ii) the aggregate number of Unsubscribed Shares, if any, and the aggregate Per Share Purchase Price therefor; (iii) the Equity Backstop Party’s Equity Backstop Percentage and the aggregate number of Backstop Shares as of that date to be issued and sold by the Company to such Equity Backstop Party, and the aggregate Per Share Purchase Price therefor; (iv) if applicable, the number of Rights Offering Shares such Equity Backstop Party is subscribed for in the Rights Offering and for which such Equity Backstop Party had not yet paid to the Rights Offering Subscription Agent the aggregate Per Share Purchase Price therefor, together with such aggregate Per Share Purchase Price; and (v) subject to the last sentence of Section 2.4(b), a segregated account maintained by the Rights Offering Subscription Agent for proceeds received in respect of the Rights Offering Backstop Commitment in accordance with terms and subject to conditions reasonably satisfactory to the Requisite Consenting Parties and the Company (“Backstop Funding Account”), to which Backstop Funding Account such Equity Backstop Party shall deliver and pay the aggregate Per Share Purchase Price for such Equity Backstop Party’s Backstop Shares and, if applicable, the aggregate Per Share Purchase Price for the Rights Offering Shares such Equity Backstop Party has subscribed for in the Rights Offering. The Company shall promptly direct the Rights Offering Subscription Agent to provide any written backup, information and documentation relating to the information contained in the applicable Funding Notice as any Equity Backstop Party may request.

(b)    Funding. On such date reasonably agreed among the Company and the Requisite Consenting Parties which shall not be earlier than the fourth (4th) Business Day following receipt of the Funding Notice or more than eight (8) Business Days prior to the planned Effective Date (the “Funding Date”), each Equity Backstop Party shall deliver and pay an amount equal to the sum of (i) the aggregate Per Share Purchase Price for such Equity Backstop Party’s Backstop Shares, plus (ii) the aggregate Per Share Purchase Price for the Convertible Series A Preferred Shares issuable pursuant to such Equity Backstop Party’s exercise of all the Subscription Rights issued to it in the Rights Offering, by wire transfer of immediately available funds in U.S. dollars into the Backstop Funding Account in satisfaction of such Equity Backstop Party’s Rights Offering Backstop Commitment and its obligations to fully exercise its Subscription Rights. If the Closing does not occur, all amounts deposited by the Equity Backstop Parties in the Backstop Funding Account shall be returned to such Equity Backstop Parties in accordance with the terms of the escrow agreement. Notwithstanding the foregoing, all payments contemplated to be made by any Equity Backstop Party to the Backstop Funding Account pursuant to this Section 2.4 may instead be made, at the option of such Equity Backstop Party, to the segregated bank account of the Rights Offering Subscription Agent maintained by the Rights Offering Subscription Agent for receipt of the proceeds of the Rights Offering.

Section 2.5    Closing.

(a)    Subject to Article VII, unless otherwise mutually agreed in writing between the Company and the Requisite Consenting Parties, the closing of the Rights Offering (the “Closing”) shall take place at the offices of Milbank, 55 Hudson Yards, New York, New York 10001, at 10:00 a.m., New York City time, on the date on which all of the conditions set forth in Article VII shall have been satisfied or waived in accordance with this Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs shall be referred to herein as the “Closing Date”.

(b)    At the Closing, the funds held in the Backstop Funding Account (and any amounts paid to a Rights Offering Subscription Agent bank account pursuant to the last sentence of Section 2.4(b)) shall, as applicable, be released and utilized in accordance with the Plan.

(c)    At the Closing, issuance of the Unsubscribed Shares will be made by the Company to each Equity Backstop Party (or to its designee in accordance with Section 2.6) against payment of the aggregate Per Share Purchase Price for the Unsubscribed Shares purchased by such Equity Backstop Party, in satisfaction of such Equity Backstop Party’s Rights Offering Backstop Commitment. The entry of any Unsubscribed Shares to be delivered pursuant to this Section 2.5(c) into the account of an Equity Backstop Party pursuant to the Company’s book entry procedures and delivery to such Equity Backstop Party of an account statement reflecting the book entry of such Unsubscribed Shares shall be deemed delivery of such Unsubscribed Shares for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, all Unsubscribed Shares will be delivered with all issue, stamp, transfer, sales and use, or similar transfer Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by the Company on behalf of the Company.

Section 2.6    Designation and Assignment Rights.

(a)    Each Equity Backstop Party shall have the right to require, by written notice to the Company no later than two (2) Business Days prior to the Closing Date, that all or any portion of its (x) Subscription Rights or (y) Rights Offering Backstop Commitment, in each case be issued in the name of, and delivered to one or more of its Related Purchasers, which notice of designation shall (i) be addressed to the Company and signed by such Equity Backstop Party and each such Related Purchaser, (ii) specify the number of Convertible Series A Preferred Shares to be delivered to or issued in the name of each such Related Purchaser and (iii) contain a confirmation by each such Related Purchaser of the accuracy of the representations made by each Equity Backstop Party under this Agreement as applied to such Related Purchaser; provided that no such designation shall relieve such Equity Backstop Party from any of its obligations under this Agreement.

(b)    Each Equity Backstop Party shall have the right to Transfer all or any portion of its (x) Subscription Rights or (y) Rights Offering Backstop Commitment, in each case to any other Equity Backstop Party or a creditworthy Related Purchaser to such other Equity Backstop Party (each, an “Existing Equity Backstop Party Purchaser”); provided, that (i) such Existing Equity Backstop Party Purchaser shall have been an Equity Backstop Party or its Related Purchaser as of immediately prior to such Transfer and (ii) if applicable, such Existing Equity Backstop Party Purchaser shall deliver to the Company a joinder to this Agreement, in a form reasonably acceptable to the Company and the Requisite Consenting Parties, that contains a confirmation of the accuracy of the representations made by each Equity Backstop Party under this Agreement as applied to such Person.

(c)    Other than as expressly set forth in this Section 2.6,, no Equity Backstop Party shall be permitted to Transfer all or any portion of its Subscription Rights or Rights Offering Backstop Commitment. Any Transfer made (or attempted to be made) in violation of this Agreement shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Company or any Equity Backstop Party, and shall not create (or be deemed to create) any obligation or liability of any other Equity Backstop Party or any Debtor to the purported transferee or limit, alter or impair any agreements, covenants, or obligations of the proposed transferor under this Agreement. After the Closing Date, subject to any transfer restrictions under U.S. federal and state securities laws which may be applicable, including the restrictions described in Section 6.3,, nothing in this Agreement shall limit or restrict in any way the ability of any Equity Backstop Party (or any permitted transferee thereof) to Transfer any of the Convertible Series A Preferred Shares or any interest therein.

ARTICLE III

EXPENSE REIMBURSEMENT

Section 3.1    Expense Reimbursement.

(a)    In accordance with and subject to the EBA Approval Order and the Confirmation Order, the Debtors will pay, in accordance with Section 3.1(b) below, (i) all reasonable and documented out-of-pocket fees and expenses (including travel costs and expenses) of all of the attorneys, accountants, other professionals, advisors, and consultants incurred on behalf of the Equity Backstop Parties, or their Affiliates, in connection with the Chapter 11 Cases and/or the Restructuring Transactions (whether incurred before or after the Petition Date), including the fees and expenses of (A) Milbank, as primary counsel to Oaktree and Centerbridge, (B) Houlihan Lokey, as financial advisor to Oaktree and Centerbridge, (C) Jones Day as primary counsel to each Additional Investor, (D) Rothschild & Co., as financial advisor to each Additional Investor, (E) Fried, Frank, Harris, Shriver & Jacobson LLP, as legal counsel to The Baupost Group, LLC, and (F) Ducera Partners LLC, as financial advisor to The Baupost Group, LLC and (ii) any applicable filing or other similar fees required to be paid in all applicable jurisdictions (such payment obligations in clauses (i) and (ii), the “Expense Reimbursement”); provided, that (x) amounts paid in respect of the Expense Reimbursement shall be subject to the Interim Cap pursuant to Section 11.01 of the Plan Support Agreement and (y) no amounts shall be payable in respect of the Expense Reimbursement to any Defaulting Equity Backstop Party or its Affiliates. The Expense Reimbursement shall, pursuant to the EBA Approval Order, constitute allowed administrative expenses against each of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code. For the avoidance of doubt, the amount payable pursuant to this Section 3.1 shall be determined without duplication of recovery under the Plan Support Agreement.

(b)    Subject to the Interim Cap (i) the Expense Reimbursement accrued through the date on which the EBA Approval Order is entered shall be paid in accordance with the EBA Approval Order as promptly as reasonably practicable after the date of the entry of the EBA Approval Order and (ii) the Expense Reimbursement shall thereafter be payable by the Debtors within three (3) Business Days from receipt of the applicable invoice in accordance with the EBA Approval Order; provided, that the Debtors’ final payment shall be made contemporaneously with the Closing in accordance with the terms of the Plan or, if the Closing does not occur, upon the termination of this Agreement.

(c)    The provisions for the payment of the Expense Reimbursement, and the indemnification provided herein, are an integral part of the transactions contemplated by this Agreement and without these provisions the Equity Backstop Parties would not have entered into this Agreement.

Section 3.2    Tax Treatment of Rights Offering Backstop Commitments. The Equity Backstop Parties and the Debtors hereto agree to treat, for federal income tax purposes, the entering into of the Rights Offering Backstop Commitments pursuant to this Agreement as the granting of a put option by the Equity Backstop Parties to the Company in connection with the Debtors’ entry into the Plan Support Agreement. The Equity Backstop Parties and the Debtors shall not take any position or action inconsistent with such treatment and/or characterization.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Documents filed with the SEC and publicly available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system on or after December 31, 2019 and prior to the date hereof (excluding any disclosures contained in the “Forward-Looking Statements” or “Risk Factors” sections thereof, or any other statements that are similarly predictive, cautionary or forward looking in nature), or (b) as disclosed in any filings made with the Bankruptcy Court in connection with the Chapter 11 Cases, and solely for the purposes of satisfying the conditions precedent to the obligations of the Equity Backstop Parties hereunder, the Company hereby represents and warrants to the Equity Backstop Parties (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below. None of the representations or warranties set forth in this Article IV shall be deemed to be given with respect to any period prior to the Spin-Off Date.

Section 4.1    Organization and Qualification. Each of the Company and its Subsidiaries (a) is a duly organized and validly existing corporation, limited liability company or other form of entity, as the case may be, and, if applicable, in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its incorporation or organization, (b) has the corporate, limited liability company or other applicable power and authority to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage and (c) except where the failure to have such authority or qualification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualifications.

Section 4.2    Corporate Power and Authority.

(a)    The Company has, subject to entry of the EBA Approval Order and the Confirmation Order, the requisite corporate power and authority (i) (A) to enter into, execute and deliver this Agreement and to perform the EBA Approval Obligations and (B) to perform each of its other obligations hereunder and (ii) subject to entry of the Plan Solicitation Order, to consummate the transactions contemplated herein and in the Plan, to enter into, execute and deliver all agreements to which it will be a party as contemplated by this Agreement, the Plan Support Agreement, the Registration Rights Agreement, the DIP Facility, the Exit Credit Facilities, and such other agreements and any Plan supplements or documents referred to herein or therein or hereunder or thereunder, as they may from time to time be amended in accordance with their terms, collectively, the “Transaction Agreements”) and to perform its obligations under each of the Transaction Agreements (other than this Agreement). Subject to the receipt of the foregoing Orders, as applicable, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite corporate action on behalf of the Company, and no other corporate authorizations or consents on the part of the Company are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.

(b)    Subject to entry of the EBA Approval Order, the Plan Solicitation Order, and the Confirmation Order, each of the Debtors other than the Company has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver each Transaction Agreement to which such other Debtor is contemplated to be a party and to perform its obligations thereunder. Subject to entry of the EBA Approval Order, the Plan Solicitation Order, and the Confirmation Order, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite organizational action on behalf of each such other Debtor party thereto, and no other organizational authorizations or consents on the part of any such other Debtor party thereto are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.

Section 4.3    Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by the Company and each of the Debtors. Subject to the entry of the EBA Approval Order, the Plan Solicitation Order, and the Confirmation Order, as applicable, each other Transaction Agreement will be, duly executed and delivered by the Company and each of the other Debtors party thereto. Upon entry of the EBA Approval Order and assuming due and valid execution and delivery hereof by the Equity Backstop Parties, the EBA Approval Obligations will constitute the valid and legally binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar Laws now or hereafter in effect relating to creditor’s rights generally and subject to general principles of equity. Upon entry of the EBA Approval Order, the Plan Solicitation Order, and the Confirmation Order, and assuming due and valid execution and delivery of this Agreement and the other Transaction Agreements by the Equity Backstop Parties and, to the extent applicable, any other parties hereof and thereof, each of the obligations of the Company and, to the extent applicable, the other Debtors hereunder and thereunder will constitute the valid and legally binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar Laws now or hereafter in effect relating to creditor’s rights generally and subject to general principles of equity.

Section 4.4    Authorized and Issued Equity Interests.

(a)    As of the Closing Date, except as reserved in respect of the MIP, (i) the total issued equity interests of the Company will consist solely of (x) 75,813,634 shares of the common stock of the Company (less any shares of common stock of the Company canceled under the Plan and not including any additional shares of common stock of the Company issued pursuant to the Plan and in accordance with the Plan Support Agreement), (y) up to 1,250,800,000 Convertible Series A Preferred Shares, including Convertible Series A Preferred Shares issued under the Rights Offering and the Put Option, and (z) the Series B Preferred Stock issued pursuant to the Plan in accordance with the Plan Support Agreement, (ii) no equity interests will be held by the Company in its treasury, (iii) no equity interests will be reserved for issuance upon exercise of stock options or other rights to purchase or acquire equity interests granted in connection with any employment arrangement, except as reserved in respect of the MIP, and (iv) no warrants to purchase equity interests will be issued and outstanding. Except as set forth in the prior sentence, as of the Closing Date, no shares of capital stock or other equity securities or voting interest in the Company will have been issued, reserved for issuance or outstanding.

(b)    Except as described in this Section 4.4 and except as set forth in the Registration Rights Agreement, the Company Organizational Documents and this Agreement, as of the Closing Date, none of the Company or its Subsidiaries will be party to or otherwise bound by or subject to any outstanding option, warrant, call, right, security, commitment, Contract, arrangement or undertaking (including any preemptive right) that (i) obligates the Company or its Subsidiaries to issue, deliver, sell or transfer, or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred, or repurchased, redeemed or otherwise acquired, any units or shares of the capital stock of, or other equity or voting interests in, the Company or its Subsidiaries or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity or voting interest in, the Company or its Subsidiaries, (ii) obligates the Company or its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking, (iii) restricts the Transfer of any units or shares of capital stock of the Company (other than any restrictions, subject to the approval of the Equity Backstop Parties, included in the Exit Credit Facilities or any corresponding pledge agreement) or (iv) relates to the voting of any equity interests in the Company or its Subsidiaries.

Section 4.5    Issuance. The Convertible Series A Preferred Shares to be issued pursuant to the Plan, including the Convertible Series A Preferred Shares to be issued in connection with the consummation of the Rights Offering and the Put Option and pursuant to the terms hereof, will, when issued and delivered on the Closing Date in exchange for the aggregate Per Share Purchase Price therefor, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and free and clear of all Liens (other than Transfer restrictions imposed hereunder or under the Company Organizational Documents or by applicable Law, including U.S. federal and state securities laws), preemptive rights, subscription and similar rights (other than any rights set forth in the Company Organizational Documents and the Registration Rights Agreement).

Section 4.6    No Conflict. Assuming the consents described in clauses (a) through (g) of Section 4.7 are obtained, the execution and delivery by the Company and, if applicable, any other Debtor, of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Company and, if applicable, any other Debtor, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not (a) conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent specified in the Plan, in the acceleration of, or the creation of any Lien under, or cause any payment or consent to be required under any Contract (other than any Contract whose terms provide that such Contract automatically terminates upon, or that another party thereto has the right to terminate such Contract upon, the commencement of the Bankruptcy Cases and/or the entry of the Confirmation Order) to which any Debtor will be bound as of the Closing Date after giving effect to the Plan or to which any of the property or assets of any Debtor will be subject as of the Closing Date after giving effect to the Plan, (b) result in any violation of the provisions of any of the Debtors’ organizational documents (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or the Company’s or any other Debtor’s undertaking to implement the Restructuring Transactions through the Chapter 11 Cases), or (c) result in any violation of any Law or Order applicable to any Debtor or any of their properties, except in each of the cases described in clause (a) or (c) for any conflict, breach, modification, violation, default, acceleration or Lien which would not reasonably be expected to be, individually or in the aggregate, a Material Adverse Effect.

Section 4.7    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over any of the Debtors or any of their properties (each, an “Applicable Consent”) is required for the execution and delivery by the Company and, to the extent relevant, the other Debtors, of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Company and, to the extent relevant, the other Debtors, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except for (a) the entry of the EBA Approval Order authorizing the Company to execute and deliver this Agreement and perform the EBA Approval Obligations, (b) the entry of the Plan Solicitation Order, (c) the entry by the Bankruptcy Court, or any other court of competent jurisdiction, of Orders as may be necessary in the Chapter 11 Cases from time-to-time, (d) the entry of the Confirmation Order, (e) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement, (f) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” Laws in connection with the purchase of the Unsubscribed Shares by the Equity Backstop Parties, the issuance of the Subscription Rights or the issuance of the Rights Offering Shares pursuant to the exercise of the Subscription Rights, and (g) any Applicable Consents that, if not made or obtained, would not reasonably be expected to be, individually or in the aggregate, material and adverse to the Debtors.

Section 4.8    Arm’s-Length. Each of the Debtors acknowledges and agrees that (a) each of the Equity Backstop Parties is acting solely in the capacity of an arm’s-length contractual counterparty to the Debtors with respect to the transactions contemplated hereby (including in connection with determining the terms of the Rights Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Debtors or any of their respective Subsidiaries and (b) no Equity Backstop Party is advising the Debtors or any of their respective Subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.9    Company SEC Documents and Disclosure Statement. The Company has filed with or furnished to the SEC all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by them since December 31, 2018 under the Exchange Act or the Securities Act. As of their respective dates, and, if amended, as of the date of the last such amendment, each of the Company SEC Documents, including any financial statements or schedules included therein, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Document or necessary in order to make the statements in such Company SEC Document, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002 (“SOX”), as the case may be, and the applicable rules and regulations of the SEC under the Exchange Act, the Securities Act and SOX, as the case may be. The Disclosure Statement as approved by the Bankruptcy Court will contain “adequate information,” as such term is defined in section 1125 of the Bankruptcy Code, and will otherwise comply in all material respects with section 1125 of the Bankruptcy Code.

Section 4.10    Absence of Certain Changes. Since September 30, 2020 to and including the date of this Agreement, no Event has occurred or exists that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.11    No Violation; Compliance with Laws. (a) The Company is not in violation of its certificate of incorporation, charter or bylaws and (b) no other Debtor or any of its Subsidiaries is in violation of its respective certificate of incorporation or formation, charter, bylaws, limited liability company operating agreement or similar organizational document in any material respect. None of the Company or its Subsidiaries is or has been at any time since the Spin-Off Date in violation of any Law or Order, except for any such violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.12    Legal Proceedings. Other than the Chapter 11 Cases and any adversary proceedings or contested motions commenced in connection therewith, there are no material legal, governmental, administrative, judicial or regulatory investigations, audits, actions, suits, claims, arbitrations, demands, demand letters, claims, notices of noncompliance or violations, or proceedings (“Legal Proceedings”) pending or, to the Knowledge of the Company, threatened to which any of the Company or its Subsidiaries is a party or to which any property of any of the Company or its Subsidiaries is the subject which, if adversely determined, would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.13    Tax Matters.

(a)    Each of the Debtors and their respective Subsidiaries has filed or caused to be filed all U.S. federal, state, provincial, local and non-U.S. income and other material Tax returns required to have been filed by it and each such Tax return is true and correct in all material respects;

(b)    Each of the Debtors and their respective Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) and all other material Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all such Taxes due) with respect to all periods or portions thereof ending on or before the date hereof;

(c)    As of the date hereof, with respect to the Debtors and their respective Subsidiaries, other than in connection with the Chapter 11 Cases and other than Taxes or assessments that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (i) no claims have been asserted in writing with respect to any material Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined or audited by, and no written notification of intention to examine or audit has been received from, the IRS or any other Governmental Entity.

(d)    None of the Debtors nor any of their respective Subsidiaries has been included in any “consolidated,” “unitary” or “combined” Tax return provided for under any Law with respect to Taxes for any taxable period for which the statute of limitations has not expired (other than any such group the common parent of which is Honeywell, any Debtor or any of their current or past Subsidiaries (an “Applicable Group”)).

(e)    None of the Debtors nor any of their respective Subsidiaries (i) has (x) agreed to or is required to make any adjustment pursuant to Section 481(a) of the Code or any similar provision of Law, (y) any knowledge that any Governmental Entity has proposed any such adjustment or (z) any application pending with any Governmental Entity requesting permission for any change in accounting method, (ii) has any liability pursuant or attributable to or as a result of Section 965 of the Code of any Person other than one or members of an Applicable Group, (iii) will be required to include any item of income in, or exclude any item of deduction from, taxable income for a taxable period (or portion thereof) ending after the Closing Date as a result of any (1) installment sale or open transaction disposition made or entered into on or prior to the Closing Date, or (2) prepaid amount received on or prior to the Closing Date.

(f)    The Debtors and each of their respective Subsidiaries have complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes, and have, within the time and in the manner prescribed by law, withheld and timely paid over to the proper Governmental Entity all required amounts from amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

(g)    There are no material Liens for Taxes on any asset of any of the Company or its Subsidiaries other than Liens for Taxes not yet delinquent or for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto.

(h)    None of the Debtors nor any of their respective Subsidiaries has any liability for any material amount of Taxes of any Person other than the one or members of an Applicable Group, either by operation of Law, by Contract or as a transferee or successor. None of the Debtors nor any of their respective Subsidiaries is a party to any material Tax allocation or Tax sharing agreement with any third party (other than an agreement entered into in the ordinary course of business consistent with past practice (such as a lease or a license) or the principal purpose of which is not the sharing, assumption or indemnification of Tax).

Section 4.14    No Unlawful Payments. Since the Spin-Off Date, none of the Company or its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers or employees has: (a) used any funds of any of the Company or its Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense, in each case relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, or the UK Bribery Act of 2010; or (d) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment, in each case in violation of any applicable Anti-Corruption Law.

Section 4.15    Compliance with Money Laundering and Sanctions Laws.

(a)    The operations of the Company and its Subsidiaries are and, since the Spin-Off Date have been at all times, conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the money laundering statutes of all jurisdictions in which the Company or its Subsidiaries operate (and the rules and regulations promulgated thereunder) and any related or similar Laws (collectively, the “Money Laundering Laws”) and no material Legal Proceeding by or before any Governmental Entity or any arbitrator involving any of the Company or its Subsidiaries with respect to Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(b)    None of the Company or its Subsidiaries nor, to the Knowledge of the Company, any of their respective directors, officers, employees or other Persons acting on their behalf with express authority to so act is currently (i) subject to any U.S. sanctions administered by the U.S. government (including the Office of Foreign Assets Control of the U.S. Treasury Department), the European Union or any of its member states, the United Nations Security Council or the United Kingdom (including by the Office of Financial Sanctions Implementation of Her Majesty’s Treasury) (collectively, “Sanctions”) or (ii) domiciled, organized or resident in any country or territory that is, or whose government is, the subject or target of country-wide or territory-wide U.S. sanctions broadly prohibiting or restricting dealings in, with or involving such country or territory. The Company will not directly or indirectly use the proceeds of the Rights Offering or the exercise of the Put Option, or lend, contribute or otherwise make available such proceeds to any other Debtor, its Subsidiaries, joint venture partner or other Person, for the purpose of financing the activities of any Person that, to the Knowledge of the Company, is the subject or target of any Sanctions in violation of applicable Sanctions or other applicable Law, or in any manner that would constitute or give rise to a violation of Sanctions by any Party hereto (including the Equity Backstop Parties).

Section 4.16    No Broker’s Fees. None of the Company or its Subsidiaries is a party to any Contract with any Person (other than this Agreement) that would give rise to a valid claim against the Equity Backstop Parties for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the sale of the Unsubscribed Shares.

Section 4.17    Investment Company Act. None of the Company or its Subsidiaries is, or immediately after giving effect to the Restructuring Transactions will be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 4.18    Internal Control Over Financial Reporting. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to the Knowledge of the Company, there are no material weaknesses in the Company’s internal control over financial reporting as of the date hereof.

Section 4.19    Disclosure Controls and Procedures. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company maintains disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company as appropriate to allow timely decisions regarding required disclosure.

Section 4.20    No Other Representations or Warranties Except for the representations and warranties contained in this Article IV or in any certificate delivered with respect to this Agreement, none of the Company, the Debtors or any other Person makes any other express or implied representation or warranty on behalf of the Company or the Debtors. For the avoidance of doubt, none of the Company, the Debtors nor any other Person gives or makes any warranty or representation as to the accuracy or reasonableness of any forecasts, estimates, projections, statements of intent or statements of opinion provided to the Equity Backstop Parties or any of their Affiliates or any of their respective Representatives, including in any information memorandum, any management presentations and any other information made available to the Equity Backstop Parties or any of their Affiliates or any of their respective Representatives. Except as provided in this Article IV, the other Transaction Agreements or in any certificate delivered with respect to this Agreement, no Person makes any representation or warranty to the Equity Backstop Parties or any of their Affiliates or any of their respective Representatives regarding the probable success or profitability of the Business.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE EQUITY BACKSTOP PARTIES

Each Equity Backstop Party, severally (in accordance with its Equity Backstop Percentage) and not jointly, represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.

Section 5.1    Organization. Such Equity Backstop Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization.

Section 5.2    Organizational Power and Authority. Such Equity Backstop Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and each other Transaction Agreement to which such Equity Backstop Party is contemplated to be a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the other Transaction Agreements.

Section 5.3    Execution and Delivery; Enforceability. This Agreement and each other Transaction Agreement to which such Equity Backstop Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Equity Backstop Party and (b) upon entry of the EBA Approval Order, the Plan Solicitation Order, and the Confirmation Order, and assuming due and valid execution and delivery of this Agreement and the other Transaction Agreements by the Company and the other Debtors (as applicable), will constitute valid and legally binding obligations of such Equity Backstop Party, enforceable against such Equity Backstop Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 5.4    No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 5.5 are obtained, the execution and delivery by such Equity Backstop Party of this Agreement and each other Transaction Agreement to which such Equity Backstop Party is a party, the compliance by such Equity Backstop Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in a breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Equity Backstop Party is party or is bound or to which any of the property or assets of such Equity Backstop Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Equity Backstop Party and (c) will not result in any material violation of any Law or Order applicable to such Equity Backstop Party or any of its properties, except in each of the cases described in clauses (a) or (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Equity Backstop Party’s performance of its obligations under this Agreement.

Section 5.5    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Equity Backstop Party or any of its properties is required for the execution and delivery by such Equity Backstop Party of this Agreement and each other Transaction Agreement to which such Equity Backstop Party is a party, the performance of and compliance by such Equity Backstop Party with the provisions hereof and thereof and the consummation of the transactions (including the purchase by such Equity Backstop Party of its Backstop Shares or its portion of the Rights Offering Shares) contemplated herein and therein, except (a) any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Equity Backstop Party’s performance of its obligations under this Agreement and each other Transaction Agreement to which such Equity Backstop Party is a party and (b) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement.

Section 5.6    No Registration. Such Equity Backstop Party understands that (a) the issuance of the Unsubscribed Shares has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Equity Backstop Party’s representations as expressed herein or otherwise made pursuant hereto, and (b) the Unsubscribed Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.

Section 5.7    Purchasing Intent. Such Equity Backstop Party is acquiring its Backstop Shares for its own account or accounts or funds over which it holds voting discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Equity Backstop Party has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.

Section 5.8    Sophistication; Investigation(a) . Such Equity Backstop Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Unsubscribed Shares. Such Equity Backstop Party is either a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act or an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of the Securities Act. Such Equity Backstop Party further represents that it (i) has the knowledge, skill and experience in business, financial and investment matters so that such Equity Backstop Party is capable of evaluating the merits, risks and consequences of an investment in the Unsubscribed Shares, (ii) fully understands the limitations on transfer and restrictions on sales and other dispositions set forth in this Agreement and understands and (iii) is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time or the complete loss of such investment). Such Equity Backstop Party has independently evaluated the merits and risks of its decision to enter into this Agreement and, except for the representations and warranties expressly set forth in this Agreement or any other Transaction Agreement, disclaims reliance on any representations or warranties, either express or implied, by or on behalf of any of the Debtors.

Section 5.9    No Broker’s Fees. Such Equity Backstop Party is not a party to any Contract with any Person (other than the Transaction Agreements and any Contract giving rise to the Expense Reimbursement hereunder) that would give rise to a valid claim against any of the Debtors for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the sale of the Unsubscribed Shares.

Section 5.10    Sufficiency of Funds. Such Equity Backstop Party will have sufficient immediately available funds to perform all of its obligations under this Agreement, including the ability to make and complete the payment of the aggregate purchase price for such Equity Backstop Party’s Backstop Shares on the Funding Date.

Section 5.11    Sanctions. Such Equity Backstop Party is not (i) a person or entity named on the OFAC List, or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Such Equity Backstop Party agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Equity Backstop Party is permitted to do so under applicable law. Such Equity Backstop Party represents that if it is a financial institution subject to the BSA/PATRIOT Act and that such Equity Backstop Party maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Such Equity Backstop Party also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Such Equity Backstop Party further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by such Equity Backstop Party and used to purchase the Backstop Shares were legally derived.

Section 5.12    No Prohibited Transactions. Such Equity Backstop Party represents and warrants that its acquisition and holding of the Backstop Shares will not constitute or result in a nonexempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Code, or any applicable similar Law.

Section 5.13    ERISA. If such Equity Backstop Party is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, an “ERISA Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, such Equity Backstop Party represents and warrants that neither Company, nor any of its Affiliates has acted as the ERISA Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Backstop Shares and neither the Company nor any of its Affiliates shall at any time be relied upon as the ERISA Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Backstop Shares.

Section 5.14    No Other Representations or Warranties. Except for the representations and warranties contained in this Article V or in any certificate delivered with respect to this Agreement, neither such Equity Backstop Party nor any other Person makes any other express or implied representation or warranty on behalf of the Equity Backstop Parties.

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1    Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the offer and sale of the Unsubscribed Shares to the Equity Backstop Parties pursuant to this Agreement under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Equity Backstop Parties on or prior to the Closing Date. The Company shall timely make all filings and reports relating to the offer and sale of the Unsubscribed Shares issued hereunder required under applicable securities and “Blue Sky” Laws of the states of the United States following the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.1.

Section 6.2    Use of Proceeds. The Debtors will apply the proceeds from the exercise of the Subscription Rights and the sale of the Unsubscribed Shares for the purposes consistent with the Disclosure Statement and the Plan.

Section 6.3    Securities Law Matters.

(a)    The Backstop Shares shall be offered and sold, without registration under the Securities Act in reliance on the exemption provided in Section 4(a)(2) of the Securities Act under the Securities Act and shall be “restricted securities” (within the meaning of Rule 144 under the Securities Act) subject to certain transfer restrictions under the U.S. federal securities laws unless sold pursuant to an exemption or a registration statement. Each Equity Backstop Party agrees that the Backstop Shares acquired by such Equity Backstop Party pursuant to this Agreement shall not be offered for sale, sold or otherwise transferred by such Equity Backstop Party (or, if applicable, any Related Purchaser of such Equity Backstop Party) except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from or not subject to registration under the Securities Act and any applicable state securities laws.

(b)    Each book-entry statement in the share ledger or other appropriate records maintained by the Company or agent evidencing Unsubscribed Shares issued hereunder shall be stamped or otherwise imprinted with a legend (the “Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS BOOK ENTRY WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER.”

The Company shall remove the Legend set forth above from the share register or other appropriate Company records upon request, at any time after the restrictions described in such Legend cease to be applicable, including, as applicable, when such shares may be sold under Rule 144 of the Securities Act. The Company may reasonably request such opinions, certificates or other evidence that such restrictions no longer apply as a condition to removing the Legend.

Section 6.4    Antitrust Approval.

(a)    Each Party agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement, the Plan and the other Transaction Agreements, including (i) if applicable, filing, or causing to be filed, no later than thirty (30) days following the date hereof, the Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission and any filings, notifications, notices or submissions (or, if required by any Antitrust Authority, any drafts thereof) under any other Antitrust Laws that are necessary to consummate and make effective the transactions contemplated by this Agreement as soon as reasonably practicable and (ii) promptly furnishing any documents or information reasonably requested by any Antitrust Authority.

(b)    The Company and each Equity Backstop Party subject to an obligation pursuant to the Antitrust Laws to notify or make any filing with respect to any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements and that has notified the Company in writing of such obligation (each such Equity Backstop Party, a “Filing Party”) agree to reasonably cooperate with each other in the preparation of and as to the appropriate time of filing such notification and its content. The Company and each Filing Party shall, to the extent permitted by applicable Law: (i) promptly notify each other of, and if in writing, furnish each other with copies of (or, in the case of material oral communications, advise each other orally) of any material communications from or with an Antitrust Authority; (ii) consult with each other Filing Party and the Company, and take into account reasonable comments made by a Filing Party and the Company before submitting any filings, briefs or any other material correspondence with the any Antitrust Authority; (iii) not participate in any meeting with an Antitrust Authority unless it consults with each other Filing Party and the Company, as applicable, in advance and, to the extent permitted by the Antitrust Authority and applicable Law, give each other Filing Party and the Company, as applicable, a reasonable opportunity to attend and participate thereat; (iv) furnish each other Filing Party and the Company, as applicable, with copies of all material correspondence and communications between such Filing Party or the Company and the Antitrust Authority; (v) furnish each other Filing Party with such necessary information and reasonable assistance as may be reasonably necessary in connection with the preparation of necessary filings or submission of information to the Antitrust Authority; and (vi) not withdraw its filing, if any, under the HSR Act or under the Antitrust Laws of Austria and Germany without the prior written consent of the Requisite Consenting Parties and the Company.

(c)    Should a Filing Party be subject to an obligation under the Antitrust Laws to jointly notify with one or more other Filing Parties (each, a “Joint Filing Party”) any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements, such Joint Filing Party shall promptly notify each other Joint Filing Party of, and if in writing, furnish each other Joint Filing Party with copies of (or, in the case of material oral communications, advise each other Joint Filing Party orally of) any communications from or with an Antitrust Authority.

(d)    The Company and each Filing Party shall use their commercially reasonable efforts to obtain all authorizations, approvals, consents, or clearances under any applicable Antitrust Laws, or to cause the termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement, in each case at the earliest possible date after the date of this Agreement. The communications contemplated by this Section 6.4 may be made by the Company or a Filing Party on an outside counsel-only basis or subject to other agreed upon confidentiality safeguards. The obligations in this Section 6.4 shall not apply to filings, correspondence, communications or meetings with Antitrust Authorities unrelated to the transactions contemplated by this Agreement, the Plan or the other Transaction Agreements and shall not apply to any Filing Party that is not a party to the notified transaction.

Section 6.5    Registration Rights Agreement; Company Organizational Documents.

(a)    The Plan will provide that from and after the Effective Date, in the event that the Company is then a registrant pursuant to the terms of the Securities Exchange Act of 1934, each Equity Backstop Party shall be entitled to registration rights that are customary for a transaction of this nature, pursuant to a registration rights agreement to be entered into as of the Effective Date, which agreement shall be in form and substance consistent with the terms of the Plan Support Agreement and otherwise reasonably acceptable to the Requisite Consenting Parties and the Company (the “Registration Rights Agreement”). A form of the Registration Rights Agreement shall be filed with the Bankruptcy Court as part of the Plan Supplement or an amendment thereto.

(b)    The Plan will provide that, on the Effective Date, the Company Organizational Documents will be duly authorized, approved, adopted and in full force and effect. Forms of the Company Organizational Documents shall be filed with the Bankruptcy Court as part of the Plan Supplement or an amendment thereto.

Section 6.6    Access to Information. Subject to any limitations imposed by the Bankruptcy Code or the Bankruptcy Court, any applicable Laws and the COVID-19 Measures, during the Pre-Closing Period, the Company shall, subject to the Confidentiality Agreements, furnish promptly to a designated Representative of the Equity Backstop Parties which is subject to a Confidentiality Agreement all reasonable information concerning the Debtors’ business, properties and personnel as may reasonably be requested, provided that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company, would cause any of the Debtors to violate any of their respective obligations with respect to confidentiality to a third party if the Company shall have used its commercially reasonable efforts to obtain, but failed to obtain, the consent of such third party to such inspection or disclosure, (ii) to disclose any legally privileged information of any of the Company or any of its Subsidiaries or (iii) to violate or create any liability under any applicable Laws or Orders. All requests for information made in accordance with this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by the Company’s executive officers. All information received pursuant to this Section 6.6 shall be governed by the terms of the Confidentiality Agreements.

ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 7.1    Conditions to the Obligations of the Equity Backstop Parties. The obligations of each Equity Backstop Party to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver in accordance with Section 7.2 of the following conditions prior to or at the Closing:

(a)    Rights Offering. The Rights Offering shall have been conducted, in all material respects, in accordance with the Plan Solicitation Order, the Rights Offering Procedures and this Agreement, as applicable.

(b)    Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred, concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(c)    Registration Rights Agreement; Company Organizational Documents.

(i)    The Registration Rights Agreement shall have been executed and delivered by the Company, shall otherwise have become effective with respect to the Equity Backstop Parties and the other parties thereto, and shall be in full force and effect.

(ii)    The Company Organizational Documents shall have been duly approved and adopted and shall be in full force and effect.

(d)    Required Antitrust Clearances; No Prohibition.

(i)    The waiting periods applicable to the consummation of the transactions contemplated by this Agreement and the Plan Support Agreement under the HSR Act shall have expired or been terminated.

(ii)    All of the Required Foreign Antitrust Clearances shall have been obtained.

(iii)    No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Prohibition.

(e)    Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Plan with the same effect as if made on and as of the Closing Date after giving effect to the Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct does not constitute, individually or in the aggregate, a Material Adverse Effect.

(f)    Covenants. The Debtors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement and the Plan Support Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.

(g)    Material Adverse Effect. Since the date of this Agreement, there shall not have occurred, and there shall not exist, any Event that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)    Officer’s Certificate. The Equity Backstop Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Company confirming that the conditions set forth in Section 7.1(e) (Representations and Warranties) and Section 7.1(f) (Covenants) have been satisfied.

(i)    Funding Notice. The Equity Backstop Parties shall have received the Funding Notice in accordance with the terms of Section 2.4. (and, if applicable, the written notice of the Company described in Section 2.3(a)).

(j)    Expense Reimbursement. The Debtors shall have paid all Expense Reimbursements accrued through the Closing Date pursuant to Section 3.1; provided, that invoices for such Expense Reimbursement must have been received by the Debtors at least three (3) Business Days prior to the Closing Date in order to be required to be paid on the Closing Date.

(k)    EBA Approval Order. The Bankruptcy Court shall have entered the EBA Approval Order in form and substance consistent with the Plan Support Agreement, and such Order shall not have been stayed, modified, or vacated on appeal.

Section 7.2    Waiver of Conditions to Obligations of Equity Backstop Parties. All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part with respect to all Equity Backstop Parties by a written instrument executed by the Requisite Consenting Parties in their sole discretion and if so waived, all Equity Backstop Parties shall be bound by such waiver.

Section 7.3    Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated hereby with the Equity Backstop Parties is subject to the satisfaction or waiver of each of the following conditions:

(a)    Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred, concurrently with the Closing, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(b)    Required Antitrust Clearances; No Prohibition.

(i)    The waiting periods applicable to the consummation of the transactions contemplated by this Agreement and the Plan Support Agreement under the HSR Act shall have expired or been terminated.

(ii)    All of the Required Foreign Antitrust Clearances shall have been obtained.

(iii)    No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Prohibition.

(c)    Representations and Warranties. The representations and warranties of the Equity Backstop Parties shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date), except where the failure to be so true and correct would not, individually or in the aggregate, prevent or materially impede the Equity Backstop Parties from consummating the transactions contemplated by this Agreement.

(d)    Covenants. The Equity Backstop Parties shall have performed and complied, in all material respects, with all of their covenants and agreements contained in this Agreement and in any other document delivered pursuant to this Agreement.

(e)    Officer’s Certificate. The Debtors shall have received on and as of the Closing Date a certificate of an officer of each of the Equity Backstop Parties confirming that the conditions set forth in Section 7.3(c) (Representations and Warranties) and Section 7.3(d) (Covenants) have been satisfied with respect to such Equity Backstop Party.

ARTICLE VIII

INDEMNIFICATION AND CONTRIBUTION

Section 8.1    Indemnification Obligations. Following the entry of the EBA Approval Order, the Company and the other Debtors (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Equity Backstop Party and its Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Equity Backstop Parties except to the extent otherwise provided for in this Agreement) (collectively, “Losses”) (but not including any fees and expenses that would be reimbursable by the Debtors as Expense Reimbursement pursuant to Article III if the Interim Cap were disregarded) actually sustained, incurred or suffered by any Indemnified Person arising out of or in connection with this Agreement, the Plan, the Rights Offering Procedures or the transactions contemplated hereby and thereby, including the Rights Offering Backstop Commitment, the Rights Offering or the use of the proceeds of the Rights Offering, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Company, the other Debtors, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented (with such documentation subject to redaction to preserve attorney client and work product privileges) legal (including attorneys’ fees and expenses) or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement or the Plan are consummated or whether or not this Agreement is terminated; provided, that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Equity Backstop Party, its Related Parties or any Indemnified Person related thereto, to the extent caused by an Equity Backstop Party Default by such Equity Backstop Party or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

Section 8.2    Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided, that (a) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Article VIII. In case any such Indemnified Claims are brought against any Indemnified Person and the Indemnified Person notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) Business Days of receipt of such notice by the Indemnifying Party, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

Section 8.3    Settlement of Indemnified Claims. In connection with any Indemnified Claim for which an Indemnified Person is assuming the defense in accordance with this Article VIII, the Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article VIII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 8.4    Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. The Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence or otherwise to the Indemnifying Parties, any Person asserting claims on behalf of or in right of any of the Indemnifying Parties, or any other Person in connection with an Indemnified Claim.

Section 8.5    Treatment of Indemnification Payments. All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the Per Share Purchase Price for all Tax purposes. The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Equity Backstop Parties would not have entered into this Agreement. The EBA Approval Order shall provide that the obligations of the Debtors under this Article VIII shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code and are payable without further Order of the Bankruptcy Court, and that the Debtors may comply with the requirements of this Article VIII without further Order of the Bankruptcy Court.

Section 8.6    No Survival. The representations and warranties set forth in Article IV and Article V of this Agreement shall terminate at, and shall not survive, the termination of this Agreement or Closing Date, as applicable, and neither the Debtors nor the Equity Backstop Parties shall have any Liability with respect to a breach thereof. The respective covenants and agreements of the Debtors and the Equity Backstop Parties set forth in this Agreement shall terminate at, and shall not survive, the Closing Date, and neither the Debtors nor the Equity Backstop Parties shall have any Liability with respect to a breach thereof, except for covenants and agreements that by their terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.

ARTICLE IX

TERMINATION

Section 9.1    Consensual Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Company and the Requisite Consenting Parties.

Section 9.2    Automatic Termination. This Agreement shall terminate automatically if the Plan Support Agreement terminates with respect to the rights and obligations of the Debtors prior to the occurrence of the Effective Date in accordance with its terms.

Section 9.3    Termination by the Equity Backstop Parties.

(a)    Notwithstanding the automatic stay imposed by section 362 of the Bankruptcy Code, this Agreement may be terminated by the Requisite Consenting Parties upon written notice to the Company upon the occurrence of any of the following Events:

(i)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the Rights Offering or the transactions contemplated by this Agreement or the other Transaction Agreements; or

(ii)     (A) the Company or the other Debtors shall have breached any representation, warranty, covenant or other agreement made by the Company or the other Debtors in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.1(e) (Representations and Warranties) or Section 7.1(f) (Covenants) not to be satisfied, (B) the Equity Backstop Parties shall have delivered written notice of such breach or inaccuracy to the Company, (C) such breach or inaccuracy is not cured by the Company or the other Debtors by the tenth (10th) Business Day after receipt of such notice, and (D) as a result of such failure to cure, any condition set forth in Section 7.1(e) (Representations and Warranties) or Section 7.1(f) (Covenants) is not capable of being satisfied; provided, that, the Requisite Consenting Parties may not terminate this Agreement pursuant to this Section 9.3(b) if any Equity Backstop Party is then in breach of any representation, warranty, covenant or agreement under this Agreement, such that the conditions set forth in Section 7.3(c) or Section 7.3(d) would not be satisfied.

(b)    Notwithstanding the automatic stay imposed by section 362 of the Bankruptcy Code, this Agreement may be terminated by an Equity Backstop Party if this Agreement is amended, restated, modified, or changed in circumstances requiring the consent of such Equity Backstop Party in accordance with Section 10.7 without the written consent of such Equity Backstop Party.

(c)    Notwithstanding the automatic stay imposed by section 362 of the Bankruptcy Code, this Agreement may be terminated, upon written notice to the Company, (i) by Centerbridge (with respect only to the rights and obligations of Centerbridge hereunder) upon termination of the rights and obligations of Centerbridge under the Plan Support Agreement, (ii) by Oaktree (with respect only to the rights and obligations of Oaktree hereunder) upon termination of the rights and obligations of Oaktree under the Plan Support Agreement, or (iii) by the Equity Backstop Parties constituting the Additional Investors (with respect only to the rights and obligations of such Additional Investors hereunder) upon the termination of the rights and obligations of the Additional Investors under the Plan Support Agreement; provided, that if (A) the EBA Approval Order has been entered by the Bankruptcy Court in respect of this Agreement, (B) the EBA Approval Order has not been entered by the Bankruptcy Court in respect of the Plan Support Agreement and (C) any Party (or group of Parties) would have the right to terminate pursuant to one of the foregoing clauses (i) through (iii) had the EBA Approval Order been entered by the Bankruptcy Court in respect of the Plan Support Agreement, then such Party (or group of Parties) shall have the right to terminate this Agreement pursuant to this Section 9.3(c).

Section 9.4    Termination by the Company.

This Agreement may be terminated by the Company upon written notice to each Equity Backstop Party upon the occurrence of any of the following Events, subject to the rights of the Company to fully and conditionally waive, in writing, on a prospective or retroactive basis the occurrence of such Event:

(a)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the Rights Offering or the transactions contemplated by this Agreement or the other Transaction Agreements in a way that cannot be remedied by the Company in a manner reasonably acceptable to the Company; or

(b)    subject to the right of the Equity Backstop Parties to arrange an Equity Backstop Party Replacement in accordance with Section 2.3(a) (which will be deemed to cure any breach by the replaced Equity Backstop Party pursuant to this subsection (b)), (i) any Equity Backstop Party shall have breached any representation, warranty, covenant or other agreement made by such Equity Backstop Party in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.3(c) (Representations and Warranties) or Section 7.3(d) (Covenants) not to be satisfied, (ii) the Company shall have delivered written notice of such breach or inaccuracy to such Equity Backstop Party, (iii) such breach or inaccuracy is not cured by such Equity Backstop Party by the tenth (10th) Business Day after receipt of such notice, and (iv) as a result of such failure to cure, any condition set forth in Section 7.3(c) (Representations and Warranties) or Section 7.3(d) (Covenants) is not capable of being satisfied; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.4(b) if the Company is then in breach of any representation, warranty, covenant or agreement under this Agreement, such that the conditions set forth in Section 7.1(e), Section 7.1(f) or Section 7.1(g) would not be satisfied.

Section 9.5    Effect of Termination. Upon termination of this Agreement pursuant to this Article IX,, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that (i) the obligations of the Debtors to pay the Expense Reimbursement pursuant to Article III and to satisfy their indemnification obligations pursuant to Article VIII shall survive the termination of this Agreement and shall remain in full force and effect until such obligations have been satisfied, (ii) the provisions set forth in Article VIII, this Section 9.5 and Article X shall survive the termination of this Agreement in accordance with their terms and (iii) subject to Section 10.10 (Damages), nothing in this Section 9.5 shall relieve any Party from liability for its gross negligence or any willful or intentional breach of this Agreement. For purposes of this Agreement, “willful or intentional breach” means a breach of this Agreement that is a consequence of an act undertaken by the breaching Party with the knowledge that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.

ARTICLE X

GENERAL PROVISIONS

Section 10.1    Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties hereto at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)    If to the Company or any of the other Debtors:

Garrett Motion Inc.

La Piéce 16

1180 Rolle, Switzerland

Attn:    Sean Deason

Jerome P. Maironi

Email:   Sean.Deason@garrettmotion.com

 Jerome.Maironi@garrettmotion.com

with copies (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

United States

Tel: (212) 558-3830

Attn: Scott Miller

          Andrew Dietderich

Email: millersc@sullcrom.com

           dietdericha@sullcrom.com

Sullivan & Cromwell LLP

1 New Fetter Lane

London EC4A 1AN

United Kingdom

Tel: +44 (0) 20 7959 8426

Attn: Evan S. Simpson

Email: simpsone@sullcrom.com

(b)    If to the Equity Backstop Parties:

To each Equity Backstop Party at the addresses or e-mail addresses set forth below the Equity Backstop Party’s signature in its signature page to this Agreement.

with a copy (which shall not constitute notice) to:

Milbank LLP

Attn: Dennis F. Dunne, Andrew M. Leblanc,

Matthew Brod and Andrew C. Harmeyer

55 Hudson Yards

New York, NY 10001

Tel: (212) 530-5000

Fax: (212) 530-5219

Email:  ddunne@milbank.com

aleblanc@milbank.com

mbrod@milbank.com

aharmeyer@milbank.com

and

Jones Day

250 Vesey Street

New York, New York 10281 Attention: Anna Kordas

E-mail address: akordas@jonesday.com

-and-

Jones Day

555 S. Flower St.

50th Floor

Los Angeles, CA 90071

Attention: Bruce Bennett

Joshua M. Mester

James O. Johnston

E-mail address: bbennett@jonesday.com; jmester@jonesday.com;

jjohnston@jonesday.com

Section 10.2    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any party hereto (whether by operation of Law or otherwise) without the prior written consent of the Company and the Requisite Consenting Parties, other than an assignment by an Equity Backstop Party expressly permitted by Section 2.6 and any purported assignment in violation of this Section 10.2 shall be void ab initio. Except as provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.

Section 10.3    Prior Negotiations; Entire Agreement.

(a)    This Agreement (including the Annexes and Schedules attached to and the documents and instruments referred to in this Agreement), the Plan Support Agreement and the Confidentiality Agreements constitute the entire agreement of the parties hereto and supersede all prior agreements, arrangements or understandings, whether written or oral, among the parties hereto with respect to the subject matter of this Agreement, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties hereto will each continue in full force and effect.

(b)    Notwithstanding anything to the contrary in the Plan (including any amendments, supplements or modifications thereto) or the Confirmation Order (and any amendments, supplements or modifications thereto) or an affirmative vote to accept the Plan submitted by any Equity Backstop Party, nothing contained in the Plan (including any amendments, supplements or modifications thereto) or Confirmation Order (including any amendments, supplements or modifications thereto) shall alter, amend or modify the rights of the Equity Backstop Parties under this Agreement unless such alteration, amendment or modification has been made in accordance with Section 10.7.

Section 10.4    Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S CHOICE OF LAW PROVISIONS WHICH WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT, OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER ARISING UNDER, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT, OR PROCEEDING, SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE JURISDICTION TO HEAR SUCH ACTION, SUIT OR PROCEEDING, ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. THE PARTIES HERETO HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OF PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

Section 10.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES HERETO UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.

Section 10.6    Counterparts. This Agreement may be executed by way of electronic signature and delivery or in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties hereto and delivered to each other party hereto (including via facsimile, portable document format (pdf) or other electronic transmission), it being understood that each party hereto need not sign the same counterpart.

Section 10.7    Waivers and Amendments; Rights Cumulative; Consent. This Agreement may be amended, restated, modified, or changed only by a written instrument signed by the Company and the Requisite Consenting Parties; provided that, in addition, each Equity Backstop Party’s prior written consent shall be required for any amendment that would have the effect of: (a) directly or indirectly modifying such Equity Backstop Party’s Equity Backstop Amount other than in accordance with Section 2.3(a); (b) increasing the Per Share Purchase Price to be paid in respect of the Rights Offering Shares (except to the extent resulting from a proportionate decrease in the number of Convertible Series A Preferred Shares to be offered in the Rights Offering); (c) increasing the Rights Offering Amount without each Equity Backstop Party having the opportunity (but not the obligation) to participate pro rata in such increase (for the avoidance of doubt, this clause shall only apply to the Rights Offering Shares to be issued pursuant to this Agreement and shall not apply to any subsequent issuance of Convertible Series A Preferred Shares, it being agreed that no Equity Backstop Party shall be required to purchase such Convertible Series A Preferred Shares); (d) amending any of the following: (i) Section 2.6 (Designation and Assignment Rights), (ii) this Section 10.7, (iii) the definition of “Requisite Consenting Parties”; or (e) otherwise having a materially adverse and disproportionate (as compared to other Equity Backstop Parties) effect on such Equity Backstop Party; provided, further, that a written instrument signed by the Company and the Requisite Consenting Parties shall be required to amend, restate, modify or change any provision that gives the Requisite Consenting Parties consent rights with respect to any matter. The terms and conditions of this Agreement may be waived (i) by the Debtors only by a written instrument executed by the Company and (ii) by the Equity Backstop Parties only by a written instrument executed by the Requisite Consenting Parties (provided that each Equity Backstop Party’s prior written consent shall be required for any waiver having the effects referred to in the first proviso of this Section 10.7). Notwithstanding the foregoing or anything to the contrary in this Agreement, following the termination of the rights and obligations of an Equity Backstop Party pursuant to Section 9.3(c), the Company and one or more remaining Equity Backstop Parties may, without the consent of the Requisite Consenting Parties, agree to amend this Agreement to increase the Equity Backstop Percentages of such agreeing Equity Backstop Party or Parties such that, following such increase, the sum of all Equity Backstop Percentages equals one hundred percent (100%). No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. Except as otherwise provided in this Agreement, the rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any Party otherwise may have at law or in equity. For the avoidance of doubt, nothing in this Agreement shall affect or otherwise impair the rights, including consent rights, of the Equity Backstop Parties under the Plan Support Agreement or any other Definitive Document.

Section 10.8    Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 10.9    Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 10.10    Damages. Notwithstanding anything to the contrary in this Agreement, none of the parties hereto will be liable for, and none of the parties hereto shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits.

Section 10.11    No Reliance. No Equity Backstop Party or any of its Related Parties shall have any duties or obligations to the other Equity Backstop Parties in respect of this Agreement, the Plan or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Equity Backstop Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Equity Backstop Parties, (b) no Equity Backstop Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Equity Backstop Party, (c) no Equity Backstop Party or any of its Related Parties shall have any duty to the other Equity Backstop Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Equity Backstop Parties any information relating to the Company, the other Debtors or any of their respective Subsidiaries that may have been communicated to or obtained by such Equity Backstop Party or any of its Affiliates in any capacity, (d) no Equity Backstop Party may rely, and each Equity Backstop Party confirms that it has not relied, on any due diligence investigation that any other Equity Backstop Party or any Person acting on behalf of such other Equity Backstop Party may have conducted with respect to the Company, the other Debtors or any of their respective Affiliates or any of their respective securities, and (e) each Equity Backstop Party acknowledges that no other Equity Backstop Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Unsubscribed Shares or Equity Backstop Percentage of its Rights Offering Backstop Commitment.

Section 10.12    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each party hereto covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, or any of such Party’s Affiliates’ or respective Related Parties in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement (including any applicable Related Purchaser), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties (other than any applicable Related Purchaser), as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10.12 shall relieve or otherwise limit the liability of any party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments. For the avoidance of doubt, prior to the Effective Date, none of the parties hereto will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the parties hereto or their respective successors and permitted assigns (including the applicable Related Purchasers), as applicable.

Section 10.13    Severability. In the event that any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first above written.

DEBTORS:

GARRETT MOTION INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	SVP General Counsel & Corporate Secretary

BRH LLC

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

CALVARI LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

FRICTION MATERIALS LLC

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT ASASCO INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT BORROWING LLC

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT HOLDING COMPANY SÀRL

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT LX I S.À R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT LX II S.À R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT LX III S.À R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION AUSTRALIA PTY LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT MOTION AUTOMOTIVE RESEARCH MEXICO S. DE R.L. DE C.V.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION HOLDINGS INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION HOLDINGS II INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION INTERNATIONAL SERVICES S.R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION IRELAND A LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION IRELAND B LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT MOTION IRELAND C LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION IRELAND LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION ITALIA S.R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION JAPAN INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION LLC

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT MOTION MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION ROMANIA S.R.L.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION SÀRL

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION SLOVAKIA S.R.O.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION SWITZERLAND HOLDINGS SÀRL

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION UK A LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT MOTION UK B LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION UK C LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION UK D LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT MOTION UK LIMITED

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT TRANSPORTATION I INC.

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT TRANSPORTATION SYSTEMS LTD

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

GARRETT TRANSPORTATION SYSTEMS UK II LTD

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT TS LTD

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

GARRETT TURBO LTD

By:	/s/ Jerome Maironi
	Name:	Jerome Maironi
	Title:	Authorized Signatory

[Signature page to Equity Backstop Commitment Agreement]

EQUITY BACKSTOP PARTIES:

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC General Partner
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
	Name:	Kaj Vazales
	Title:	Authorized Signatory

By:	/s/ Ross Rosenfelt
	Name:	Ross Rosenfelt
	Title:	Authorized Signatory

Notice Information:

333 S. Grand Avenue, 28th Floor, Los Angeles CA 90071

Attn:	Corporate Actions Team

Email:	jmikes@oaktreecapital.com; kvazales@oaktreecapital.com; rrosenfelt@oaktreecapital.com; pkaganas@oaktreecapital.com

[Signature page to Equity Backstop Commitment Agreement]

OAKTREE OPPORTUNITIES FUND XI HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC General Partner
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
	Name:	Kaj Vazales
	Title:	Authorized Signatory

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Authorized Signatory

Notice Information:

333 S. Grand Avenue, 28th Floor, Los Angeles CA 90071

Attn:	Corporate Actions Team

Email:	jmikes@oaktreecapital.com; kvazales@oaktreecapital.com; rrosenfelt@oaktreecapital.com; pkaganas@oaktreecapital.com

[Signature page to Equity Backstop Commitment Agreement]

CENTERBRIDGE PARTNERS, L.P.

By:	Centerbridge Special Credit Partners General Partner III, L.P.
Its:	General Partner

By:	CSCP III Cayman GP, Ltd.
Its:	General Partner

By:	/s/ Vivek Melwani
	Name:	Vivek Melwani
	Title:	Senior Managing Director

Notice Information:

c/o Centerbridge Partners, L.P., 375 Park Avenue,

New York, New York 10152

Facsimile: (212) 672-5001

Email: legalnotices@centerbridge.com

Attn: The Office of the General Counsel

[Signature page to Equity Backstop Commitment Agreement]

ATTESTOR VALUE MASTER FUND LP

By:	/s/ F.S.Andreae
	Name:	F.S. Andreae
	Title:	Authorized Attorney

Notice Information:

c/o Attestor Limited 7 Seymour Street

London W1H 7JW

Email:
friedrich.andreae@attestorcapital.com ops@attestorcapital.com legal:attestorcapital.com

Attention to: : F.S. Andreae

[Signature page to Equity Backstop Commitment Agreement]

THE BAUPOST GROUP, L.L.C.

By:	/s/ Joshua A. Greenhill
	Name:	Joshua A. Greenhill
	Title:	Partner

Notice Information:

The Baupost Group, L.L.C. 10 St. James Ave., Suite 1700,

Boston, MA 02116 legal@baupost.com; jag@baupost.com

Attention: Joshua Greenhill & Legal Dept.

[Signature page to Equity Backstop Commitment Agreement]

CYRUS CAPITAL PARTNERS, L.P., in its capacity as investment manager to and on behalf of certain managed funds and accounts

By:	/s/ Jennifer M. Pulick
	Name:	Jennifer M. Pulick
	Title:	Authorized Signatory

Notice Information:

65 East 55th Street, 35th Floor, New York, New York 10022 ops@cyruscapital.com; jmah@cyruscapital.com; jpulick@cyruscapital.com

Attn: General Counsel and Operations Dept

[Signature page to Equity Backstop Commitment Agreement]

FIN CAPITAL PARTNERS LP
BY: FINN MANAGEMENT GP LLC,
ITS GENERAL PARTNER

By:	/s/ Brian Finn
	Name:	Brian Finn
	Title:	Manager

Notice Information:

336 West 37th Street, Suite 200
New York, NY 10018

Attention: Brian Finn
Email: brian.finn@fincap.uk

[Signature page to Equity Backstop Commitment Agreement]

HAWK RIDGE CAPITAL MANAGEMENT LP

By:	/s/ David Bradley
	Name:	David Bradley
	Title:	COO/CFO/CCO

Notice Information:
12121 Wilshire Blvd. Suite 900
Los Angeles, CA 90025

Email: dbradley@hawkridgellc.com

Attention to: David Bradley

[Signature page to Equity Backstop Commitment Agreement]

KEYFRAME CAPITAL PARTNERS, L.P., in its capacity as investment manager to and on behalf of certain managed funds and accounts

By:	/s/ Jennifer M. Pulick
	Name:	Jennifer M. Pulick
	Title:	Authorized Signatory

Notice Information:

65 East 55th Street, 35th Floor, New York, New York 10022 ops@cyruscapital.com; jr@kryframecapital.com

Attn: John Rapaport and Operations Dept

[Signature page to Equity Backstop Commitment Agreement]

NEWTYN MANAGEMENT, LLC

By:	/s/ Eugene Dozortsev
	Name:	Eugene Dozortsev
	Title:	Managing Member

Notice Information:

60 East 42nd Street, 9th Floor, New York, New York 10165

Email: edozortsev@newtyn.com

Attn: Eugene Dozortsev

[Signature page to Equity Backstop Commitment Agreement]

SESSA CAPITAL (MASTER), L.P.

By:	/s/ Jae Hong
	Name:	Jae Hong
	Title:	President & COO

Notice Information:

888 Seventh Avenue, 30th Floor, New York,

New York 10019

Jae.Hong@sessacapital.com

Attention to: Jae Hong

[Signature page to Equity Backstop Commitment Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transaction and Litigation

Notice Information: Whitebox Advisors LLC, 3033 Excelsior Blvd, Suite 500, Minneapolis, MN 55416

AThau@whiteboxadvisors.com

Attention: Andrew Thau

[Signature page to Equity Backstop Commitment Agreement]